INCOME TAXES - Tax Expense (Benefit) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Statutory tax rate	0.00%	0.00%	0.00%
Deferred tax benefit/(expense)	$ 958	$ 5	$ (204)
Effect of adjustments in respect of current tax in prior periods	346	(232)	40
Effect of taxable income in various countries	(866)	(1,213)	(415)
Total income tax benefit/(expense)	$ 438	$ (1,440)	$ (579)